UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2009

ARVINMERITOR, INC.
(Exact name of registrant as specified in its charter)

                       Indiana                                1-15983                      38-3354643

     (State or other jurisdiction             (Commission                (IRS Employer

              of incorporation)                         File No.)                 Identification No.)

2135 West Maple Road

Troy, Michigan
(Address of principal executive offices)

48084-7186
(Zip code)

Registrant’s telephone number, including area code: (248) 435-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.      Regulation FD Disclosure

Management of ArvinMeritor, Inc. (the “Company”) announced on August 4, 2009 that, based on discussion with lenders and progress to date, it expected to replace its U.S. securitization program by the end of August. Management believes that the Company is on track to replace this U.S. securitization program in the next week. The current U.S. securitization program does not expire until September 14, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARVINMERITOR, INC.

Date: August 31, 2009	By:	/s/	Jeffrey A. Craig
Jeffrey A. Craig
Senior Vice President and Chief Financial Officer